UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event
reported): October 1, 2009,


WINSONIC DIGITAL MEDIA GROUP, LTD.
(Exact name of registrant as specified in its charter)

Nevada

000-32231

52-2236253
(State of
Incorporation)

(Commission File
Number)

(IRS Employer
Identification
No.)


101 Marietta Street, Suite 2600
Atlanta, GA 30303
(Address of principal executive offices) (Zip Code)

(404) 223-2301
(Registrant?s telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act

Objective: reorganize the WDCSN-California subsidiary as a Delaware corporation with a capital structure suitable for investment from outside investors that allow it to operate as an independent going concern.

Step 1: WDMG assumes any liabilities of the existing WDCSN-
California subsidiary not related to its planned going concern activities (approximately $1,000,000.)

Whereas, the Board has determined that it is in the best interest of the Corporation that its wholly owned subsidiary WDCSN, a California corporation, be relieved of certain liabilities not aligned with its going concern business

Therefore, the Board of Directors of Winsonic Digital
Media Group, Ltd authorize and approve the assumption by WDMG of up to $1,000,000 of existing liabilities of WDCSN-C

Step 2: Form a new WDCSN Delaware subsidiary with the desired capital structure and bylaws for future investment and going concern operations

Whereas, the Board has determined that it is in the best interest of the Corporation that a new wholly owned subsidiary WDCSN, a Delaware corporation, be formed

Therefore, the Board of Directors of Winsonic Digital
Media Group, Ltd authorize and approve the formation of a new wholly owned WDCSN subsidiary, as Delaware
Corporation with an appropriate capital structure and bylaws for future investment and operations

Step 3: Merge and dissolve the WDCSN-California subsidiary into the WDCSN-Delaware subsidiary with the WDCSN-Delaware subsidiary as the surviving entity with its capital structure and bylaws

Whereas, the Board has determined that it is in the best interest of the Corporation that its wholly owned subsidiary WDCSN-C corporation, be merged and dissolved into its WDCSN-D corporation with WDCSN-D as the surviving entity with its capital structure and bylaws

Therefore, the Board of Directors of Winsonic Digital
Media Group, Ltd authorize and approve the merger of a its wholly owned WDCSN-C subsidiary into its WDCSN-D subsidiary its capital structure and bylaws surviving


WDCSN-D Shareholders Unanimous Written Consent

WDMG as the sole shareholder of WDCSN-D does by unanimous written consent hereby authorize and approve the merger of WDCSN-D with WDCSN-C with WDCSN-D being the surviving entity with its capital structure and bylaws, and authorizes the officers of WDCSN-D to perform any actions required to complete the merger transaction

WDCSN-C Shareholders Unanimous Written Consent

WDMG as the sole shareholder of WDCSN-C does by unanimous written consent hereby authorize and approve the merger of WDCSN-D with WDCSN-C with WDCSN-D being the surviving entity with its capital structure and bylaws, and authorizes the officers of WDCSN-D to perform any actions required to complete the merger transaction


Step 4: Accept investment into the WDCSN-Delaware subsidiary on terms and conditions agreed and approved by WDCSN-Delawares Board of Directors

WDCSN-D board consent to investment agreement of new
WDCSN-Delaware shareholders
MERGER AGREEMENT
            THIS MERGER AGREEMENT (this Agreement) is made and entered into as of the 1day of October, 2009 by and among (i) Winsonic Digital Media Group, Ltd., a Nevada corporation (Shareholder), (ii) Winsonic Digital Cable
Systems Network Ltd., a California corporation and wholly-owned subsidiary of Shareholder (WDCSN-CA), and (iii)
Winsonic Digital Cable Systems Network Corp., a Delaware corporation and wholly-owned subsidiary of Shareholder (WDCSN-DE). Shareholder, WDCSN-CA, and WDCSN-DE will be sometimes referred to herein individually as a Party and collectively as the ?Parties?.
            The Shareholder owns 10,000,000 Common shares (the WDCSN-CA Common Shares) and 10,000,000 Preferred shares
(the WDCSN-CA Preferred Shares) of the capital stock of WDCSN-CA, which shares constitute all the issued and outstanding shares of the capital stock of WDCSN-CA. WDCSN-DE wishes to acquire all of the issued and outstanding capital stock of the WDCSN-CA and thereby all its assets, business and operations.
            The Boards of Directors of WDMG, WDCSN-CA and WDCSN-DE have duly approved this Agreement February 26, 2009, which sets forth the terms and conditions of the plan of merger and such other provisions as they consider necessary or desirable, and the Board of Directors of the WDCSN-CA has determined that it is in the best interests of the Shareholder to merge WDCSN-CA into WDCSN-DE in accordance with Section 251 of the Delaware General Corporation Law (the GCL), subject to the terms and conditions set forth herein (the ?Merger?).
            Pursuant to the Merger, all of the outstanding shares of common stock of WDCSN-CA will be converted into the right to receive the Merger Consideration (as hereinafter defined) as provided in this Agreement.
NOW, THEREFORE, in consideration of the mutual benefits to be derived and of the mutual promises, covenants, representations, warranties and agreements herein contained, and intending to be legally bound hereby, the Shareholder, WDCSN-CA and WDCSN-DE hereby agree as follows:
ARTICLE I

THE MERGER
            1.1.	Merger of WDCSN-CA into WDCSN-DE.  Subject to
the terms and conditions of this Agreement, at the Effective
Time (as such term is defined in Section 1.2 hereof) of the
Merger, WDCSN-CA shall be merged into and with WDCSN-DE.
The separate corporate existence of WDCSN-CA shall thereupon cease, and WDCSN-DE (sometimes hereinafter referred to as
the ?Surviving Corporation) shall continue its corporate
existence as the surviving corporation in the Merger under
the laws of the State of Delaware.  The corporate existence
of the WDCSN-DE with all of its rights, privileges,
immunities, powers and franchises shall continue unaffected
by the Merger.  WDCSN-CA and WDCSN-DE are sometimes referred to herein as the ?Constituent Corporations.
            1.2.	Effective Time of the Merger.  The Merger
shall become effective as of the date and time of the filing of a certificate of merger (the ?Effective Date?) setting
forth the information required by Section 251 of the GCL
(the Certificate of Merger).  WDCSN-CA has 10,000,000
shares of Common Stock, $.001 par value per share and
10,000,000 shares of Preferred Stock, $.001 par value per
share, outstanding.  WDCSN-DE has 1,000 shares of Common
Stock, $.001 par value per share, outstanding.  The number
of such shares of the corporations is not subject to change
prior to the effective date of the Merger.
            1.3.	Effects of the Merger.  At the Effective
Time:
            (a)	Certificate of Incorporation.  The
Certificate of Incorporation of WDCSN-DE, amended as set
forth in the Certificate of Merger, shall be the Certificate of Incorporation of the Surviving Corporation.
            (b)	Bylaws.  The By-laws of WDCSN-DE as in effect
immediately prior thereto shall be the Bylaws of the
Surviving Corporation.
            (c)	Officers and Directors.  The directors and
officers of WDCSN-DE in office at the Effective Time shall
be the directors and officers, respectively, of the
Surviving Corporation, each of such directors and officers
to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving
Corporation and the GCL, until his successor is duly elected or apointed and shall qualify.
            (d)	Rights, etc. of Surviving Corporation.  The
Surviving Corporation shall possess all the rights,
privileges, immunities, powers and purposes of each of the Constituent Corporations, and all of the property, real and personal, including causes of action and every other asset
of the Constituent Corporations, shall vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of the Constituent Corporations shall become the debts, liabilities and duties of the Surviving Corporation. Notwithstanding the foregoing, if at any date after the Effective Time, the Surviving Corporation shall
consider that any assignments, transfers, deeds or other
assurances in law are necessary or desirable to vest,
perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of either of the Constituent Corporations, each Constituent Corporation
and its officers and directors at the Effective Time shall
execute and deliver such documents and do all things
necessary and proper to vest, perfect or confirm title of
such property or rights in the Surviving Corporation, and
the officers and directors of the Surviving Corporation are
fully authorized in the name of either of the Constituent Corporations or otherwise to take any and all such action.
            1.4.	Conversion of WDCSN-CA Shares at Time of
Merger.  Each share of WDCSN-CA Common Stock, par value
$.001 per share, which is outstanding immediately prior to
the Effective Time, without further action on the part of
the holder thereof, shall be converted into and become, as
of the Effective Timevalidly issued, fully paid and
nonassessable share of Common Stock, par value $.001 per
share, of the Surviving Corporation. Each share of WDCSN-CA
Preferred Stock, par value $.001 per share, which is
outstanding immediately prior to the Effective Time, without further action on the part of the holder thereof, shall be
converted into and become, as of the Effective Time, validly issued, fully paid and nonassessable share of Preferred
Stock Series A, par value $.001 per share, of the Surviving
Corporation.
            1.5.	Payment for WDCSN-CA Stock.  At the Closing,
WDCSN-DE will deliver to new Shareholders validly issued,
fully paid and nonassessable shares of the Common Stock, par value $.001 per share and validly issued, fully paid and nonassessable shares of the Preferred Stock Series A, par value $.001 per share, of the Surviving Corporation.
            1.6.	Closing.  The closing of the transactions
provided for herein (the ?Closing?) shall take place at the offices of WinSonic Digital Media Group, Ltd. on October
16th, 2009. The date of the Closing is sometimes referred to herein as the ?Closing Date.? At the Closing, Certificate of Merger shall be executed and delivered on behalf of the WDCSN-CA and WDCSN-DE and submitted to the Secretary of State of the State of Delaware for filing in accordance with the GCL.
ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS
            2.1.	Representations and Warranties of
Shareholders With Respect to Themselves.  Each Shareholder
severally represents and warrants as follows:
            (a)	Authorization of Transaction. Such
Shareholder has full power and authority to execute and
deliver this Agreement and to perform his obligations
hereunder. This Agreement constitutes the valid and legally
binding obligation of such Shareholder, enforceable in
accordance with its terms and conditions except to the
extent enforcement thereof may be limited by applicable
bankruptcy, reorganization, insolvency or moratorium laws,
or other laws affecting the enforcement of creditors? rights or by the principles governing the availability of equitable remedies.  Such Shareholder need not give any notice to,
make any filing with, or obtain any authorization, consent,
or approval of any government or governmental agency or any
other person in order to consummate the transactions
contemplated by this Agreement, other than those which will
be delivered at or prior to Closing.
            (b)	Noncontravention.  Neither the execution and
the delivery of this Agreement, nor the consummation of the
transactions contemplated hereby, will (A) violate any
injunction, judgment, order, decree, ruling, charge, or
other restriction of any government, governmental agency, or court to which such Shareholder is subject or (B) conflict
with, result in a breach of, constitute a default under,
result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any
notice under any agreement, contract, lease, license,
instrument, or other arrangement to which such Shareholder
is a party or by which he is bound or to which any of his
assets is subject.
            (c)	Investment.  Such Shareholder (A) understands
that, the shares of WDCSN-DE Common Stock that he will
receive pursuant to this Agreement have not been registered
under the Securities Act, or under any state securities
laws, and are being offered and sold in reliance upon
federal and state exemptions for transactions not involving
any public offering, (B) is acquiring such shares of WDCSN-
DE Common Stock solely for his own account for investment
purposes, and not with a view to the distribution thereof.
            (d)	WDCSN-CA Common Stock.  Shareholder holds of
record and owns beneficially 10,000,000 shares of WDCSN-CA
Common Stock free and clear of any restrictions on transfer
(other than any restrictions under the Securities Act and
state securities laws), taxes, security interests, liens, or other encumbrances, options, warrants, purchase rights,
contracts, commitments, equities, claims, and demands.  Such
Shareholder is not a party to any option, warrant, purchase
right, or other contract or commitment that could require
such Shareholder to sell, transfer, or otherwise dispose of
any capital stock of the Company (other than this
Agreement).  Such Shareholder is not a party to any voting
trust, proxy, shareholders agreement, or other agreement or
understanding with respect to the voting of any capital
stock of the Company.
            (e) 	WDCSN-CA Preferred Stock.  Shareholder holds
of record and owns beneficially 10,000,000 shares of WDCSN-
CA Preferred Stock free and clear of any restrictions on transfer (other than any restrictions under the Securities
Act and state securities laws), taxes, security interests, liens, or other encumbrances, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Such Shareholder is not a party to any option, warrant, purchase right, or other contract or commitment that could require such Shareholder to sell, transfer, or otherwise dispose of any capital stock of the Company (other than this Agreement). Such Shareholder is not a party to any voting trust, proxy, shareholders agreement, or other agreement or understanding with respect to the voting of any capital stock of the Company.
ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARTIES
            3.1.	Each Party represents and warrants to the
other Parties as follows, and acknowledges and confirms that the other Parties are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation that may have been made by each Party or on
their behalf.
            (a)	Due Organization.  Each Party is a
corporation duly organized, validly existing and in good
standing under the laws of their respective states of
incorporation.
            (b)	Consents, Authorizations and Binding Effect.
Each Party may execute, deliver and perform this Agreement without the necessity of obtaining any consent, approval, authorization or waiver or giving any notice, except for such consents, approvals, authorizations or waivers which
have been obtained and are unconditional and in full force
and effect and such notices which have been given. This Agreement has been duly authorized, executed and delivered by each Party and constitutes the legal, valid and binding obligation of each Party, enforceable against them in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors.  The execution, delivery and
performance of this Agreement will not:  violate the
Certificate of Incorporation or the Bylaws of the Party,
conflict with, result in the breach of, or constitute a
default under, any restriction or other instrument to which
they are a party or by which the Party may be bound or
affected, or violate any statute, order, decree, regulation
or rule of any court, government authority or arbitrator
which may be applicable to the Party.
            (c)	Consents.  No consent, license, approval,
waiver, expiration of waiting period or authorization of, or registration or declaration with, any governmental authority, agency, bureau or commission is required to be obtained or made the Party in connection with its execution, delivery and performance of the transactions contemplated by this Agreement.
            (d)	Disputes.  There is no litigation pending or,
to the Partys knowledge, threatened, against the Party
which would materially impair the ability of the Party to consummate the transactions contemplated by this Agreement.
            (e)	WDCSN-DE Common Stock.  The WDCSN-DE Common
Stock, upon issuance in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens,
claims and encumbrances with respect to the issue thereof
(other than customary restrictions under Federal and state securities laws) and shall not be subject to preemptive rights or other similar rights of stockholders of the
Company and will not impose personal liability upon the
holder thereof.
            (f)	WDCSN-DE Preferred Stock Series A.  The
WDCSN-DE Preferred Stock Series A, upon issuance in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof (other than customary restrictions under Federal and state securities laws) and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.
ARTICLE IV

CLOSING AND CONDITIONS OF CLOSING
            4.1.	Closing.  The conditions to the Closing of
the transactions contemplated hereunder are set forth in
this Article IV.
            (a)	Authorization of Agreement.  All action
necessary to authorize the execution, delivery and
performance of this Agreement by the Parties shall have been duly and validly taken and the Parties shall have full
right, power and authority to consummate the transactions
contemplated hereby on the terms provided herein.
            (b)	Consents.  All governmental authorizations,
consents, approvals, exemptions, or other actions required to consummate the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect.

ARTICLE V

INDEMNIFICATION
            5.1.	Indemnification. Subject to the terms and
conditions of this Article V, each Party shall defend, at
his own expense, and shall jointly and severally indemnify
its former, current, and future directors, officers,
employees, shareholders and agents (the Indemnified
Persons) against, and hold the Indemnified Persons harmless
from any and all loss, damage or liability, and all
expenses, including without limitation reasonable legal fees and costs of investigation, remediation or other response
action and other costs (collectively Damages), asserted
against or incurred by one or more Indemnified Persons
arising out of:
            (a)	a breach of the representations and
warranties made by the Party in this Agreement or in any certificate or other instrument furnished or to be furnished to the other Parties hereunder;
            (b)	the non-fulfillment of any agreement or
covenant made by any Party in or pursuant to this Agreement
or in any certificate or other instrument furnished or to be furnished to the other Parties hereunder;
            (c)	all Taxes for all periods (or portions
thereof) ending on or before the Closing Date for which the
Party is liable;
            (d)	any claim existing or arising out of any
facts or set of operative facts existing on or prior to the Closing Date (whether or not disclosed); and
            (e)	the Party having been a member of a
consolidated, affiliated or controlled group for Tax or ERISA purposes.
ARTICLE VI

MISCELLANEOUS
            6.1.	Further Actions.  From time to time, as and
when requested, each Party shall execute and deliver, or
cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as may reasonably deemed necessary
or desirable to carry out the intent and purposes of this
Agreement, to consummate the Merger (or to evidence the
foregoing) and to consummate the other transactions
contemplated hereby.
            6.2.	Brokerage.  Each Party represents and
warrants that they do not have any obligation or liability
to any broker or finder by reason of the transactions which
are the subject of this Agreement.
            6.3.	Entire Agreement.  This Agreement, which
includes the Schedules and Exhibits hereto and the other
documents, agreements and instruments executed and delivered pursuant to or in connection with this Agreement, contains
the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements or understandings with respect
thereto. For all purposes of this Agreement, all references
to this Agreement shall be deemed to include the documents, agreements and instruments executed and delivered pursuant to or in connection with this Agreement, unless the context
clearly requires otherwise.
            6.4.	Descriptive Headings.  The descriptive
headings of this Agreement are for convenience only and
shall not control or affect the meaning or construction of
any provision of this Agreement.
            6.5.	Notices.  All notices or other communications
which are required or permitted hereunder shall be in
writing and sufficient if delivered personally or sent by
registered or certified mail, postage prepaid, addressed as
follows:
            All Parties:		Winsonic Digital Media Group,
Ltd.
            101 Marietta Street
            Suite 2600
					Atlanta, GA  30303
					Attn: Winston Johnson


Any party may by notice change the address to which notices
or other communications to it are to be delivered or mailed.
            6.6.	Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the
State of Delaware.  Each of the parties hereto irrevocably
submits to the jurisdiction of the Courts of the State of
Delaware and of any Federal Court located in such states, in connection with any action or proceeding arising out of or relating to, or breach of, this Agreement or of any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement.
            6.7.	Assignability.  This Agreement shall not be
assignable otherwise than by operation of law by either
party without the prior written consent of the other party,
and any purported assignment by any party without the prior
written consent of the other party shall be void.  This
Agreement shall inure to the benefit of and be binding upon
the parties hereto and their respective successors and
permitted assigns.
            6.8.	Waivers and Amendments.  Any waiver of any
term or condition, or any amendment or supplementation, of
this Agreement shall be effective only if in writing.  A
waiver of any breach of any of the terms or conditions of
this Agreement shall not in any way be construed as a waiver of any subsequent breach.
            6.9.	Third Party Rights.  Except as otherwise
provided in Sections 6.1 and 6.2 with respect to the indemnification obligations for the benefit of the Indemnified Persons and the Shareholder Indemnified Persons, as the case may be, this Agreement shall be effective only as between the parties hereto, their successors and permitted assigns.

            6.10.	Illegality.  In the event that any one or
more of the provisions contained in this Agreement shall be
determined to be invalid, illegal or unenforceable in any
respect for any reason, the validity, legality and
enforceability of any such provision in any other respect
and the remaining provisions of this Agreement shall not, at the election of the party for whom the benefit of the
provision exists, be in any way impaired.
            6.11.	Confidentiality.  Subject to compliance with
applicable law and with any requirements of the Parties to
disclose the terms of this Agreement under the provisions of any bank loan agreements by which the Parties may be bound,
the Parties, individually, agree to keep confidential and
not disclose or communicate the terms and conditions of this
Agreement (other than to their respective advisors and
representatives).
            7.13	Counterparts.  This Agreement may be executed
in several counterparts and all so executed shall constitute one agreement which shall be binding on all the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart. Further, executed copies of this Agreement delivered by facsimile transmission shall be deemed an original signed copy of this Agreement.



[signatures on next page]


IN WITNESS WHEREOF, the undersigned have executed and
delivered this Agreement as of the date first above written.
                              Winsonic Digital Media Group, Ltd.:
                                    By:
                                       Winston D. Johnson
                                       President and Chief
Executive Officer


                              Winsonic Digital Cable Systems
Network Ltd.:

                                    By:
                                       Winston D. Johnson
                                       President and Chief
Executive Officer

                              Winsonic Digital Cable Systems
Network Corp.:

                                    By:
                                        Winston D. Johnson
                                        President and Chief
Executive Officer



      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 29, 2009



WINSONIC DIGITAL MEDIA GROUP, LTD.





B
y
:
/s/ Winston Johnson



Winston Johnson


Chairman of the Board and CEO